Exhibit 32.1

Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Accenture Ltd (the “Company”) on Form 10-Q for the period ended May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William D. Green, Chief Executive Officer of Accenture Ltd, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 11, 2005

/s/ William D. Green
William D. Green
Chief Executive Officer of Accenture Ltd